UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 _______________________________________________________________________________________________________________________________________________________________________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):				April 22, 2025

NACCO INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware		1-9172		34-1505819
(State or other jurisdiction of incorporation)		(Commission File Number)		(IRS Employer Identification No.)

22901 Millcreek Blvd
Suite 600
Cleveland,	Ohio			44122
(Address of principal executive offices)				(Zip code)
		(440)	229-5151
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $1 par value per share	NC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):
Emerging growth company       ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 22, 2025, the Board of Directors of The Coteau Properties Company, which is an indirect wholly-owned subsidiary of NACCO Industries, Inc. (the Company) approved the termination of The Coteau Properties Company Pension Plan (the Coteau Plan) effective as of June 30, 2025 (or as soon thereafter as permitted by law) and the distribution of the assets of the Coteau Plan to participants thereof as soon as administratively feasible after such date in accordance with the terms of the Coteau Plan and applicable law.

The Coteau Plan is a qualified defined benefit pension plan, and Carroll L. Dewing, the Company’s Senior Vice President, Chief Operating Officer and a named executive officer, is a participant in the plan. Mr. Dewing’s pension benefits under the Coteau Plan were frozen on December 31, 2004, but his pension benefits were increased by a cost-of-living adjustment through December 31, 2013. His benefit under the Coteau Plan is computed under the following formula: (1) 1.1% of “final average pay” multiplied by years of credited service up to 30, plus (2) 0.5% of “final average pay” multiplied by years of credited service in excess of 30. Additional benefits are paid for earnings in excess of “covered compensation” taken into account for federal Social Security purposes. “Final average pay” is his average annual earnings for the highest five years during the last ten years prior to December 31, 2004. Mr. Dewing is 100% vested in his accrued benefit under the Coteau Plan.

Mr. Dewing will not become entitled to receive any new benefits under the Coteau Plan as a result of the plan termination but will become entitled to a distribution of his vested accrued benefit in accordance with the terms of the Coteau Plan (including in the form of a lump sum distribution, if so elected). The actuarial present value of Mr. Dewing’s accrued benefit under the Coteau Plan equals $469,300.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 28, 2025		NACCO INDUSTRIES, INC.

		By:	/s/ Sarah E. Fry
Sarah E. Fry
Vice President, Associate General Counsel & Assistant Secretary